UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 30, 2005

Riverbend Telecom, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Barracks Street New Orleans, Louisiana	70116

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(504) 524-2433

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

            On March 30, 2005, Riverbend Telecom, Inc. (the “Registrant” or “Riverbend”) entered into an Agreement and Plan of Reorganization (the “Spin-Off Agreement”) between Riverbend and Riverbend Holdings, Inc. (“Holdings”), its wholly owned subsidiary, pursuant to which Riverbend transferred all of its assets, liabilities and other obligations to Holdings in consideration for Holdings common stock.  In addition, Riverbend distributed all of the Holdings common stock to the then-existing four (4) Riverbend shareholders (the “Spin-Off), on a pro rata basis, one share of Holdings common stock for each Riverbend share held by the shareholders.  Holdings was recently formed for the purpose of effecting the reorganization of Riverbend and the subsequent distribution of all of the Holdings common stock to Riverbend’s current shareholders.  Holdings has previously filed a Form 10-SB with the Securities and Exchange Commission registering its common stock under Section 12(g) of the Securities Exchange Act of 1934.

            Upon consummation of the Spin-Off, Riverbend completed the contribution transaction with United Check Services, LLC, a Louisiana limited liability company, according to the terms of a Contribution Agreement entered into on July 14, 2004, as amended by a Letter Agreement dated August 5, 2004 (collectively, the “Contribution Agreement”).  Pursuant to the Contribution Agreement, the equity owners of United, Jeffery C. Swank and Paul J. Shovlain, contributed all of their membership interests in United to Riverbend in exchange for 15,315,000 shares of Riverbend’s common stock.  As a result, United became a wholly-owned subsidiary of Riverbend and Messrs. Swank and Shovlain became the majority shareholders of Riverbend.  The Riverbend shareholders who, prior to the effective date of the contribution transaction owned 100% of the outstanding stock of Riverbend, now own approximately 12% of the issued and outstanding stock of Riverbend.  Messrs. Swank and Shovlain now own approximately 88% of the outstanding stock of Riverbend.

            As a result of the Spin-Off, the current telecommunications business of Riverbend is now carried on by Holdings, and the automated clearing house services business of United is now carried on by Riverbend, through its 100% ownership interest of United.  Pre-contribution Riverbend shareholders own both Riverbend common stock and 100% of the Holdings common stock.  Riverbend does not have any further ownership interest in Holdings.

            The current officers and directors of Riverbend resigned as of March 30, 2005 and were replaced by Jeffery C. Swank, Paul J. Shovlain and Walter Reed Green, Jr.  United was a closely held limited liability company, and all of the membership interest of the company were previously owned by Jeffery C. Swank and Paul J. Shovlain.

            As described above, as a result of the Contribution Agreement, current Riverbend shareholders’ ownership interest in Riverbend, which became the business of United, was substantially diluted.  However, as a result of the Spin-Off and distribution of Holdings’ shares, the original Riverbend shareholders maintained their current ownership interest in Riverbend’s telecommunications business as represented by the Holdings’ common stock that was distributed to all of the pre-contribution Riverbend shareholders.  The former officers and directors of Riverbend are the officers and directors of Holdings and are responsible for the continued operation of the telecommunications business of Holdings.

            The Contribution Agreement contains numerous representations, warranties and covenants by all parties.  A complete description of all warranties, representations and covenants is set forth in the Contribution Agreement previously filed as an Exhibit to the Riverbend Definitive Proxy Statement dated March 17, 2005 and Form 8-K dated July 21, 2004.

            The Spin-Off and the Contribution Agreement were approved by the Riverbend shareholders at a special meeting held on March 30, 2005.

            United is an Automated Clearing House service provider.  Also known as an ACH processor, it caters mostly to customers engaged in businesses that require significant volumes of electronic transactions.  Such services may include direct deposit payroll service, check clearing services, automatic direct debit services, pay-day loan services, and other electronic bill paying services.  United acts as the customer’s ACH processor to clear transactions electronically through the Federal Reserve Banking System.  United is also paid electronically based on its transaction volume for each customer.  To date, the largest portion of United’s business is derived from customers engaged in check cashing and payday loan services.  United has been engaged in the ACH processing business since 1998.

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

            As disclosed in Item 1.01 of this Report, on March 30, 2005 Riverbend transferred all of its assets and liabilities to Holdings in consideration for Holdings’ common stock, which it subsequently distributed to the pre-contribution Riverbend shareholders.  Following the Spin-Off, Riverbend acquired all of the membership interests in United in exchange for the issuance of Riverbend common stock.  United now operates its business as a wholly-owned subsidiary of Riverbend.  Holdings now operates the former telecommunications business of Riverbend as an independent company.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

            As disclosed in Item 1.01 of this Report, on March 30, 2005 Riverbend issued an aggregate of 15,315,000 shares of common stock to Messrs. Swank and Shovlain in exchange for all of their membership interests in United.  Riverbend relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(2) of the Securities Act.

            See Item 1.01 of this Report for a more complete description of the transactions.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

            See Item 1.01 and Item 5.02 of this Report.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On March 30, 2005, pursuant to the Contribution Agreement discussed in Item 1.01 of this Report, Riverbend’s Board of Directors appointed Jeffery C. Swank, Paul J. Shovlain and Walter Reid Green, Jr. as directors of Riverbend and Mr. Swank as President and Mr. Green as Chief Financial Officer, Treasurer and Secretary.  Biographical information concerning the newly appointed directors and officers is as follows:

            Mr. Swank, age 45, co-founded United in 1998 in order to provide the means to efficiently collect and settle funds electronically through the ACH Network.  He attended Tulane University, majoring in Management and Finance.  Mr. Swank has been successful in numerous businesses including real estate development, financial services businesses, and debt collection agencies.  From 1995 through 2003 he was engaged in the executive management of approximately fifty payday and title loans stores, employing approximately 350 workers, across five states within the southeastern portion of the United States.  Beginning in late 2003, Mr. Swank began developing a plan to expand the operations of United, including the decision to convert United from a privately held entity into a public company.

            Mr. Shovlain, age 63, co-founded United in 1998.  He obtained his Bachelors of Business Administration degree from the University of Iowa in 1962.  He has in excess of 40 years in business management and ownership experience, including successful automotive retail businesses, real estate holdings, and cash advance businesses.  As co-founder, Mr. Shovlain participated in the management of United since its inception, including the decision to transform United into a public company.

            Mr. Green, age 45, has a total of twenty years experience within accounting, management, and finance.  In December 1983, Mr. Green received a Bachelor of Science degree in Accounting, and a minor in Management and Finance, from Southeastern Louisiana University.  He successfully completed the uniform Certified Public Accountant examination in August 1986.  His experience from 1983 through 1993 includes approximately five years in public accounting, four years in federal and state tax auditing, and five years in private industry as a tax specialist for The Louisiana Land and Exploration Company, a multi-national Fortune 500 company subsequently acquired by Burlington Industries.  In January 1993, Mr. Green became Treasurer and Chief Financial Officer of Pacesetter Ostrich Farm, Inc. following its initial public offering and listing on NASDAQ.  Mr. Green also served on its Board of Directors.  In 1998, this company completed a name change to PrimeLink Systems, Inc. and became a telecommunications service provider, specializing in the installation of underground fiber optic systems.  It’s customer base consisted mostly of larger public companies including AT&T, SBC Communications, Adesta Communications, and Espire Communications.  In July 2002, Mr. Green became the Comptroller for Longue Vue House and Gardens Corporation, an accredited museum with approximately 40 employees located in New Orleans, Louisiana.  In March 2003, Mr. Green began his association with United, focusing initially on United’s search for a public company vehicle and ultimately on the completion of its merger with Riverbend Telecom, Inc. to become a publicly traded company.  Since December 2003, Mr. Green has devoted substantially all of his business time to United.

            Mr. Green has entered into an employment agreement with Riverbend pursuant to which he will serve as Chief Financial Officer.  Under the employment agreement, Mr. Green will receive an annual base salary of $75,000, an option to purchase 312,000 shares of the Company’s common stock at a price of $0.03 per share, which shall vest immediately upon grant, and any health insurance, life insurance, accident insurance, sick pay, vacation, 401(k) plan, or other plan or benefits afforded by Riverbend to its employees generally or its executive employees specifically.  A copy of the employment agreement is attached to this Report as Exhibit 10.8.

            Jeffrey C. Swank and Paul J. Shovlain were formerly the sole stockholders or members of numerous companies engaged in the lending business in the state of Florida and elsewhere.  The majority of the companies were domiciled in Louisiana and operated under the name “Cash Cow.”  On January 7, 1999, the Florida Department of Banking and Finance filed an administrative complaint and sought a cease and desist order against Jeffrey Swank, Paul Shovlain and Cash Cow (collectively “Respondents”), alleging that they engaged in the business of making consumer finance loans without obtaining a license from the Florida Department of Banking and Finance and charged interest rates on such loans in excess of the amount allowed by Florida Statute.  On December 22, 2000, following several hearings, a cease and desist order was entered and Respondents were ordered to pay a fine.  In addition, Jeffrey Swank and Cash Cow separately filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the Northern District of Florida in 1999.  With respect to Mr. Swank, an Order Confirming the Plan was entered November 27, 2002.  With respect to the Cash Cow entities, an Order of Dismissal was entered on December 5, 2001.

            In May 2002, Reid Green filed for protection under Chapter 7 of the federal bankruptcy code in connection with Primelink Systems, a telecommunications service provider of which he was the Chief Financial Officer, default on substantial financial commitments owed to him.  The bankruptcy was discharged on November 18, 2002.

            In connection with the transactions described in Item 1.01 of this Report, Mr. Leon Nowalsky resigned as the President, Treasurer and a director of Riverbend and Dr. Greenberg resigned as Secretary and a director.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            On March 30, 2005, the shareholders of Riverbend at a special meeting approved an amendment to Article VII of its Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share from 10,000,000 shares to 75,000,000 shares.  The amendment was made to facilitate the transactions described in Item 1.01 of this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of the business acquired will be filed by amendment to this Report within 71 days after the date hereof.

(b) Pro Forma Financial Information

The required pro forma information will be filed by amendment to this Report within 71 days after the date hereof.

(c) Exhibits

10.5	Contribution Agreement between Riverbend Telecom, Inc., Riverbend Holdings, Inc., Leon Nowalsky and the equity owners of United Check Services, LLC, dated July 14, 2004(1)
10.6	Letter Agreement dated August 5, 2004(2)
10.7	Agreement and Plan of Reorganization between Riverbend Telecom, Inc. and Riverbend Holdings, Inc. dated March 30, 2005.
10.8	Employment Agreement for Walter Reid Green, Jr. dated March 30, 2005.

_______________

(1)	The document identified is incorporated by reference from Riverbend’s Form 8-K filed on July 21, 2004.
(2)	The document identified is incorporated by reference from Riverbend’s Form 8-K filed on August 30, 2004.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBEND TELECOM, INC.

Dated: April 1, 2005	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Financial Officer

RIVERBEND TELECOM, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.5	Contribution Agreement between Riverbend Telecom, Inc., Riverbend Holdings, Inc., Leon Nowalsky and the equity owners of United Check Services, LLC, dated July 14, 2004(1)
10.6	Letter Agreement dated August 5, 2004(2)
10.7	Agreement and Plan of Reorganization between Riverbend Telecom, Inc. and Riverbend Holdings, Inc. dated March 30, 2005.
10.8	Employment Agreement for Walter Reid Green, Jr. dated March 30, 2005.

_______________

(1)	The document identified is incorporated by reference from Riverbend’s Form 8-K filed on July 21, 2004.
(2)	The document identified is incorporated by reference from Riverbend’s Form 8-K filed on August 30, 2004.